Exhibit 99.1
                                 ------------


                                                            Loan Group 1

                                                          Mortgage Rates(1)

                                                                                                   Weighted               Weighted
                                                                  Percent of                        Average   Weighted     Average
                                                      Aggregate     Mortgage            Average   Remaining    Average    Original
                                    Number of         Principal     Loans in          Principal     Term to       FICO    Loan-to-
                                     Mortgage           Balance         Loan            Balance    Maturity     Credit       Value
Mortgage Rate (%)                       Loans       Outstanding      Group 1    Outstanding ($)    (Months)      Score   Ratio (%)
---------------------------------   ---------   ---------------   -----------   ---------------   ---------   --------   ---------
6.375 ...........................          47   $ 31,492,581.31         6.07%        670,054.92         360        759       71.68
6.395 ...........................           1        425,200.00         0.08         425,200.00         360        675       88.58
6.410 ...........................           1        465,000.00         0.09         465,000.00         360        703       87.74
6.500 ...........................         509    310,131,941.48        59.76         609,296.55         360        745       75.16
6.520 ...........................           1        448,000.00         0.09         448,000.00         360        772       89.60
6.625 ...........................         278    169,237,888.51        32.61         608,769.38         359        744       76.13
6.645 ...........................           3      1,389,000.00         0.27         463,000.00         360        734       89.01
6.750 ...........................           5      2,873,800.00         0.55         574,760.00         360        678       76.92
6.760 ...........................           1        567,000.00         0.11         567,000.00         360        680       90.00
6.875 ...........................           4      1,954,816.00         0.38         488,704.00         360        668       80.00
                                    ---------   ---------------   -----------
   Total.........................         850   $518,985,227.30       100.00%
                                    =========   ===============   ===========
------------
(1)  The lender acquired mortgage insurance Mortgage Loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans in loan group 1 (net of such premiums) was approximately 6.536% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans in loan group 1 was approximately 6.539% per annum.



                                             Current Mortgage Loan Principal Balances(1)

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
Range of                                    Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
Current Mortgage          Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
Loan Principal Balances    Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
($)                           Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
-------------------------- --------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
400,000.01 - 450,000.00...       84   $ 36,604,848.91         7.05%        435,772.01      6.558         360        735      78.67
450,000.01 - 500,000.00...      194     92,740,246.46        17.87         478,042.51      6.546         359        740      76.80
500,000.01 - 550,000.00...      139     72,928,771.51        14.05         524,667.42      6.533         360        741      74.48
550,000.01 - 600,000.00...      116     67,125,176.21        12.93         578,665.31      6.542         360        741      75.61
600,000.01 - 650,000.00...       95     60,108,244.92        11.58         632,718.37      6.537         360        746      75.02
650,000.01 - 700,000.00...       68     46,195,310.24         8.90         679,342.80      6.548         359        751      76.72
700,000.01 - 750,000.00...       30     21,767,385.72         4.19         725,579.52      6.550         360        755      74.03
750,000.01-1,000,000.00...       98     84,986,006.99        16.38         867,204.15      6.537         360        747      74.33
1,000,000.01-1,500,000.00.       20     24,836,606.88         4.79       1,241,830.34      6.511         360        755      70.94
1,500,000.01-2,000,000.00.        4      7,092,629.46         1.37       1,773,157.37      6.533         359        724      71.90
Above 2,000,000.01 .......        2      4,600,000.00         0.89       2,300,000.00      6.443         360        798      78.33
                          ---------   ---------------   -----------
   Total..................      850   $518,985,227.30       100.00%
                          =========   ===============   ===========
-------------
(1)  As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 1 was approximately $610,571.



                                                        FICO Credit Scores(1)

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
                                            Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
                          Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
Range of                   Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
FICO Credit Scores            Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
-----------------------   ---------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
660 - 679 .............          51   $ 28,697,459.20         5.53%        562,695.28      6.581         360        669      76.04
680 - 699 .............          54     31,033,129.57         5.98         574,687.58      6.567         360        691      77.15
700 - 719 .............         147     87,802,346.33        16.92         597,294.87      6.534         359        709      75.21
720 and Above .........         598    371,452,292.20        71.57         621,157.68      6.535         360        763      75.23
                          ---------   ---------------   -----------
   Total...............         850   $518,985,227.30       100.00%
                          =========   ===============   ===========
-------------
(1)  As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 1 was approximately 744.


                                                                 2


                                                  Original Loan-to-Value Ratios(1)(2)

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
                                            Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
                          Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
Range of Original          Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
Loan-to-Value Ratios (%)      Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
-----------------------   ---------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
50.00 and Below .......          20   $ 12,964,009.70         2.50%        648,200.49      6.502         360        765      40.62
50.01 - 55.00 .........          10      6,637,323.05         1.28         663,732.31      6.521         360        749      53.01
55.01 - 60.00 .........          20     13,149,242.45         2.53         657,462.12      6.525         360        736      58.80
60.01 - 65.00 .........          32     20,225,818.42         3.90         632,056.83      6.504         360        742      62.59
65.01 - 70.00 .........          79     50,708,109.17         9.77         641,874.80      6.538         359        745      68.33
70.01 - 75.00 .........          97     63,519,365.53        12.24         654,838.82      6.534         360        744      73.51
75.01 - 80.00 .........         563    337,740,489.54        65.08         599,894.30      6.540         360        745      79.40
80.01 - 85.00 .........           6      3,084,555.00         0.59         514,092.50      6.522         360        719      84.32
85.01 - 90.00 .........          17      7,927,900.00         1.53         466,347.06      6.749         360        731      89.35
90.01 - 95.00 .........           6      3,028,414.44         0.58         504,735.74      6.542         360        713      94.22
                          ---------   ---------------   -----------
   Total...............         850   $518,985,227.30       100.00%
                          =========   ===============   ===========
-----------
(1)  As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 1 was approximately 75.38%.
(2)  Does not take into account any secondary financing on the Mortgage Loans in loan group 1 that may exist at the time of origination.


                                                                 3


                                             Original Combined Loan-to-Value Ratios(1)(2)

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
                                            Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
Range of                  Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
Original Combined          Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
Loan-to-Value Ratios (%)      Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
-----------------------   ---------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
50.00 and Below .......          17   $ 11,029,009.70         2.13%        648,765.28      6.495         360        766      40.01
50.01 - 55.00 .........           8      5,462,933.26         1.05         682,866.66      6.515         360        749      53.16
55.01 - 60.00 .........          20     13,149,242.45         2.53         657,462.12      6.525         360        736      58.80
60.01 - 65.00 .........          29     18,366,318.42         3.54         633,321.32      6.509         360        743      60.99
65.01 - 70.00 .........          69     44,811,209.17         8.63         649,437.81      6.528         359        745      68.17
70.01 - 75.00 .........          88     55,545,677.74        10.70         631,200.88      6.537         360        745      72.49
75.01 - 80.00 .........         337    206,247,320.25        39.74         612,009.85      6.539         359        748      79.09
80.01 - 85.00 .........          29     18,142,607.78         3.50         625,607.16      6.539         360        738      78.48
85.01 - 90.00 .........         142     85,042,534.75        16.39         598,891.09      6.556         360        747      79.84
90.01 - 95.00 .........          69     37,124,665.55         7.15         538,038.63      6.560         360        727      80.17
95.01 - 100.00 ........          42     24,063,708.23         4.64         572,945.43      6.536         360        728      79.57
                          ---------   ---------------   -----------
   Total...............         850   $518,985,227.30       100.00%
                          =========   ===============   ===========
-----------
(1)  As of the cut-off date, the weighted average original Combined
     Loan-to-Value Ratio of the Mortgage Loans in loan group 1 was approximately 79.33%.
(2)  Takes into account any secondary financing on the Mortgage Loans in loan group 1 that may exist at the time of origination.


                                                                 4


                                         Geographic Distribution of Mortgaged Properties(1)

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
                                            Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
                          Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
                           Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
 State                        Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
-----------------------   ---------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
Arizona ...............          22   $ 12,450,262.30         2.40%        565,921.01      6.530         360        752      76.69
California ............         268    159,008,360.60        30.64         593,314.78      6.533         359        744      74.73
Colorado ..............          21     16,103,010.99         3.10         766,810.05      6.510         360        748      76.64
Connecticut ...........          19     13,989,906.44         2.70         736,310.87      6.511         360        753      75.60
Florida ...............          37     22,256,619.79         4.29         601,530.26      6.559         360        749      76.30
Illinois ..............          34     22,679,204.68         4.37         667,035.43      6.542         360        736      76.03
Maryland ..............          27     16,148,833.63         3.11         598,104.95      6.590         360        750      77.09
Massachusetts .........          25     14,798,657.49         2.85         591,946.30      6.536         360        755      75.08
New Jersey ............          51     29,022,461.14         5.59         569,067.87      6.531         360        734      74.36
New York ..............          44     27,321,320.32         5.26         620,939.10      6.569         360        742      76.44
North Carolina ........          22     13,322,813.24         2.57         605,582.42      6.533         360        747      72.95
Oregon ................          16     10,784,041.48         2.08         674,002.59      6.561         360        765      74.26
Texas .................          18     11,902,719.51         2.29         661,262.20      6.527         356        737      78.98
Virginia ..............          53     30,949,193.83         5.96         583,947.05      6.542         360        742      76.43
Washington ............          33     18,992,219.89         3.66         575,521.81      6.523         360        748      72.95
Other (less than 2%) ..         160     99,255,601.97        19.12         620,347.51      6.545         360        742      75.62
                          ---------   ---------------   -----------
   Total...............         850   $518,985,227.30       100.00%
                          =========   ===============   ===========
-----------
(1)  The Other row in the preceding table includes 29 other states and the
     District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 0.810% of the Mortgage Loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.



                                                            Loan Purpose

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
                                            Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
                          Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
                           Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
 Loan Purpose                 Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
-----------------------   ---------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
Refinance (Cash-Out) ..         188   $106,748,827.49        20.57%        567,812.91      6.566         359        729      72.29
Purchase ..............         483    301,998,950.47        58.19         625,256.63      6.534         360        752      77.29
Refinance (Rate/Term)..         179    110,237,449.34        21.24         615,851.67      6.529         360        738      73.15
                          ---------   ---------------   -----------
   Total...............         850   $518,985,227.30       100.00%
                          =========   ===============   ===========


                                                                 5


                                                    Types of Mortgaged Properties

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
                                            Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
                          Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
                           Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
 Property Type                Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
------------------------- ---------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
2 - 4 Family Residence...         9   $  5,824,500.00         1.12%        647,166.67      6.588         360        724      76.02
Cooperative .............         7      4,425,932.82         0.85         632,276.12      6.552         360        780      74.87
Low-rise Condominium ....        37     22,535,818.41         4.34         609,076.17      6.559         360        740      76.34
Planned Unit Development.       242    148,000,939.52        28.52         611,574.13      6.538         360        749      76.44
Single Family Residence..       555    338,198,036.55        65.17         609,365.83      6.538         360        743      74.85
                          ---------   ---------------   -----------
   Total.................       850   $518,985,227.30       100.00%
                          =========   ===============   ===========



                                                         Occupancy Types(1)

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
                                            Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
                          Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
                           Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
Occupancy Type                Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
-----------------------   ---------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
Primary Residence .....         807   $491,272,744.42        94.66%        608,764.24      6.539         360        744      75.49
Secondary Residence ...          43     27,712,482.88         5.34         644,476.35      6.540         359        749      73.46
                          ---------   ---------------   -----------
   Total...............         850   $518,985,227.30       100.00%
                          =========   ===============   ===========
-----------
(1) Based upon representations of the related borrowers at the time of origination.


                                                   Remaining Terms to Maturity(1)

                                                                                                   Weighted               Weighted
                                                                  Percent of                        Average   Weighted     Average
                                                      Aggregate     Mortgage            Average   Remaining    Average    Original
                                    Number of         Principal     Loans in          Principal     Term to       FICO    Loan-to-
Remaining Term                       Mortgage           Balance         Loan            Balance    Maturity     Credit       Value
to Maturity (Months)                    Loans       Outstanding      Group 1    Outstanding ($)    (Months)      Score   Ratio (%)
---------------------------------   ---------   ---------------   -----------   ---------------   ---------   --------   ---------
360 .............................         742   $446,816,307.37        86.09%        602,178.31       6.539        744       75.55
359 .............................          85     54,347,901.93        10.47         639,387.08       6.542        746       74.02
358 .............................          10      9,686,747.39         1.87         968,674.74       6.556        737       75.99
357 .............................           5      3,699,364.17         0.71         739,872.83       6.485        737       74.50
356 .............................           2      1,059,480.27         0.20         529,740.14       6.500        747       73.89
353 .............................           1        506,446.20         0.10         506,446.20       6.500        784       65.79
347 .............................           1        691,500.68         0.13         691,500.68       6.500        733       80.00
346 .............................           1        697,479.29         0.13         697,479.29       6.625        737       79.41
300 .............................           3      1,480,000.00         0.29         493,333.33       6.583        747       75.50
                                    ---------   ---------------   -----------
   Total.........................         850   $518,985,227.30       100.00%
                                    =========   ===============   ===========
-----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 1 was approximately 360 months.


                                                Interest-Only Periods at Origination

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
                                            Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
                          Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
Interest-Only Period       Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
(Months)                      Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
-----------------------   ---------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
0 .....................         520   $313,424,525.02        60.39%        602,739.47      6.536         360        744      75.03
120 ...................         330    205,560,702.28        39.61         622,911.22      6.545         360        745      75.93
                          ---------   ---------------   -----------
   Total...............         850   $518,985,227.30       100.00%
                          =========   ===============   ===========



                                              Prepayment Charge Periods at Origination

                                                                                                    Weighted              Weighted
                                                        Percent of                                   Average   Weighted    Average
                                            Aggregate     Mortgage            Average   Weighted   Remaining    Average   Original
                          Number of         Principal     Loans in          Principal    Average     Term to       FICO   Loan-to-
Prepayment Charge          Mortgage           Balance         Loan            Balance   Mortgage    Maturity     Credit      Value
Period (Months)               Loans       Outstanding      Group 1    Outstanding ($)   Rate (%)    (Months)      Score  Ratio (%)
-----------------------   ---------   ---------------   -----------   ---------------   --------   ---------   --------  ---------
0 .....................         844   $515,004,427.30        99.23%        610,194.82      6.539         360        744      75.35
36 ....................           1      1,000,000.00         0.19       1,000,000.00      6.500         360        770      78.43
60 ....................           5      2,980,800.00         0.57         596,160.00      6.697         360        727      79.87
                          ---------   ---------------   -----------
   Total...............         850   $518,985,227.30       100.00%
                          =========   ===============   ===========
